UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported): October 27, 2016

Entia Biosciences, Inc.
 (Exact name of registrant as specified in charter)

Commission File Number :   000-52864

Nevada	26-0561199
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

13565 SW Tualatin-Sherwood Road, Suite 800 Sherwood, Oregon	97140
(Address of principal executive offices)	(Zip Code)

(971) 228-0709
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 8.01 Other Events

On October 27, 2016, the Company was informed that the European Patent Office has granted European Patent Number 1 761 784 with the title “Identification of Ergothioneine Transporter and Therapeutic Uses Thereof” of the University of Cologne, Germany.  Through a predecessor entity, Entia exclusively licensed this patent, its European Application (Number 5745195.7-2401) and the technology associated therewith in a license agreement with the University of Cologne in December of 2008.

Item 9.01.            Exhibits.  Financial Statements and Exhibits

(a)	Exhibits
99.1 Press release dated November 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTIA BIOSCIENCES, INC.
(Registrant)

Date: November 2, 2016	By:	/s/ Carl Johnson
Carl Johnson
President and CEO